SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 1

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  October 22, 2001

                           Vector Holdings Corporation
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-17303
                                    ---------
                            (Commission File Number)

                                   65-1021346
                                   ----------
                      (I.R.S. Employer Identification No.)

             19495 Biscayne Blvd., Ste 807, Aventura, Florida 33180
             ------------------------------------------------------
        (Address of Principal Executive Offices)               (Zip Code)

                                 (305) 249-0687
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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This current report on Form 8-K is filed by Vector Holdings Corporation Inc., a
Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 22, 2001, Grassano Accounting, P.A. resigned as the Registrant's independent auditors. On October 24, 2001, the Registrant engaged Bongiovanni & Associates, P.A. as its new independent auditors. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

None of the reports of Grassano Accounting, P.A. on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the resignation of Grassano Accounting, P.A., the Registrant had no disagreements with Grassano Accounting, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grassano Accounting, P.A., would have caused Grassano Accounting,
P.A. to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant.

None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period preceding the dismissal of Grassano Accounting, P.A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    VECTOR HOLDINGS CORPORATION
                    ---------------------------
                    (Registrant)


                                   ______________________________
                                   By: Allen Weintraub, President






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                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

16.1       Letter from Grassano Accounting, P.A.
16.2       Letter Regarding Change in Certifying Accountant